                                                                    Exhibit 23.3


                               CONSENT OF EXPERTS

     As petroleum engineers, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report included in the Santa Fe Energy Resources, Inc. Annual Report on Form 10-K for the year ended December 31, 1996.



                                        RYDER SCOTT COMPANY
                                        PETROLEUM ENGINEERS



Houston, Texas
July 29, 1997